Exhibit 99.1

NEWS RELEASE
Investor Contacts
Lisa Elliott, DRG&L
lelliott@drg-l.com / 713-529-6600
C&J Energy Services, Inc.
Danielle Hunter, Senior Counsel
investors@cjenergy.com
(713) 260-9986

C&J Energy Services to Meet with Investors on West Coast

HOUSTON, TEXAS, April 9, 2012 – C&J Energy Services, Inc. (NYSE:CJES) today announced that management will be participating in a series of meetings with institutional investors in Seattle, Portland, Los Angeles and San Francisco during the week of April 9, 2012. An updated slide presentation is available on the Company’s website at www.cjenergy.com and also has been furnished on Form 8-K with the SEC.

C&J also reported that it took delivery of a new 32,000 horsepower hydraulic fracturing fleet, which is expected to be deployed in mid-April for spot market work in the Eagle Ford Shale in South Texas and the Permian Basin in West Texas. By initially deploying this new fleet to operate on a spot market basis, C&J has the opportunity to demonstrate the efficiency of its operations to additional customers, and develop new long-term relationships. C&J believes that the Permian Basin is currently one of the most active areas in the U.S. and that the growing use of horizontal drilling to develop the region’s new deeper oil zones will further broaden its exposure to new customers.

The recent sharp decline in natural gas prices continues to drive oil and gas operators and the oilfield service providers to focus their operations on oily and liquids rich basins, including those in which C&J operates. As new equipment is moved into those basins, there is increased competition, which has already resulted in some downward pressure on spot pricing in the first quarter as well as some delays in customer activity as oil and gas operators realign their plans with the changing market dynamics. C&J is confident that its superior execution and focus on customer service will continue to drive demand for its services.

About C&J Energy Services, Inc.

We are an independent provider of premium hydraulic fracturing, coiled tubing and pressure pumping services with a focus on complex, technically demanding well completions. In addition, through our subsidiary Total E&S, Inc., we manufacture and repair equipment to fulfill our internal needs as well as for companies in the energy services industry. We operate in what we believe to be some of the most geologically challenging basins in South Texas, East Texas/North Louisiana, Western Oklahoma and West Texas/East New Mexico. We are in the process of acquiring additional hydraulic fracturing fleets and evaluating opportunities with existing and new customers to expand our operations into new areas throughout the United States with similarly demanding completion and stimulation requirements.

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our business outlook and plans, future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, costs and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to economic conditions; volatility of crude oil and natural gas commodity prices; delays in or failure of delivery of our new fracturing fleets or future orders of specialized equipment; the loss of or interruption in operations of one or more key suppliers; oil and gas market conditions; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation of hydraulic fracturing; operating risks; the adequacy of our capital resources and liquidity; weather; litigation; competition in the oil and natural gas industry; and costs and availability of resources.

For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such is made, whether as a result of new information, future events or otherwise, except as required by applicable law.

# # #